Exhibit 99.3

SQUARE, INC.’S UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of Square were derived from its historical consolidated financial statements and are being presented to give effect to the following:

(i)	the disposition of the Caviar business’s financial results to reflect the continuing operations of Square; and

(ii)	the components of the consideration received and the resulting gain from the Transaction.

The Unaudited Pro Forma Condensed Consolidated Financial Statements of Square are based on currently available information and assumptions that Square’s management believe are reasonable, that reflect the impact of events directly attributable to the Transaction that are factually supportable, and for purposes of the Unaudited Pro Forma Condensed Consolidated Statements of Operations, that are expected to have a continuing impact on Square.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2019 and for the year ended December 31, 2018 reflect Square’s results as if the Transaction had occurred on January 1, 2018. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2019 gives effect to the Transaction as if it had occurred on that date.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are not intended to be a complete presentation of Square’s balance sheet or statement of operations had the Transaction occurred as of and for the periods indicated. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements are provided for illustrative and informational purposes only, and are not necessarily indicative of Square’s historical or future results of operations or balance sheet had the Transaction been completed on the dates assumed.

The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with:

•

Square’s audited consolidated financial statements, the accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Square’s Annual Report on Form 10-K for the year ended December 31, 2018; and

•

Square’s unaudited Condensed Consolidated financial statements, the accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Square’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019.

SQUARE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except share and per share amounts)

	Six Months Ended June 30, 2019
	Square Historical	Transaction Adjustments		Pro Forma Square
Revenue:
Transaction based revenue	$1,432,272	$—		$1,432,272
Starbucks transaction-based revenue	—	—		—

Subscription and services-based revenue	470,240	(89,920	)(a)	380,320
Hardware revenue	40,472	—		40,472
Bitcoin revenue	190,613	—		190,613

Total net revenue	2,133,597	(89,920)		2,043,677
Cost of revenue:
Transaction based cost	899,418	—		899,418
Starbucks Transaction-based costs	—	—		—
Subscription and services-based costs	120,642	(65,124	)(a)	55,518
Hardware costs	60,209	—		60,209
Bitcoin costs	187,634	—		187,634
Amortization of acquired technology	3,095	(60	)(a)	3,035

Total cost of revenue	1,270,998	(65,184)		1,205,814

Gross profit	862,599	(24,736)		837,863
Operating expenses:
Product development	328,551	(10,124	)(a)	318,427
Sales and marketing	290,134	(10,822	)(a)	279,312
General and administrative	202,106	(17,016	)(a)	185,090
Transaction, loan advances losses	62,105	(60	)(b)	62,045

Amortization of acquired customer assets	2,588	—		2,588

Total operating expenses	885,484	(38,022)		847,462

Operating loss	(22,885)	13,286		(9,599)
Interest expense, net	(9,824)	—		(9,824)
Other income, net	(12,529)	—		(12,529)

Loss before income tax	(45,238)	13,286		(31,952)
Benefit for income taxes	347	34	(c)	381

Net loss	$(44,891)	$13,320		$(31,571)

Net loss per share:
Basic	$(0.11)			$(0.07)
Diluted	$(0.11)			$(0.07)
Weighted-average shares used to compute net loss per share:
Basic	421,297			421,297
Diluted	421,297			421,297

Net loss:	(44,891)	13,320		(31,571)

Net foreign currency translation adjustments	527	—		527
Net unrealized gain on revaluation of intercompany loans	75	—		75

Net unrealized gain on marketable securities	4,525	—		4,525

Total Comprehensive Income	(39,764)	13,320		(26,444)

See the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

SQUARE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except share and per share amounts)

	Year Ended December 31, 2018
	Square Historical	Transaction Adjustments		Pro Forma Square
Revenue:
Transaction based revenue	$2,471,451	$—		$2,471,451
Starbucks transaction-based revenue	—	—		—

Subscription and services-based revenue	591,706	(148,262	)(a)	443,444
Hardware revenue	68,503	—		68,503
Bitcoin revenue	166,517	—		166,517

Total net revenue	3,298,177	(148,262)		3,149,915
Cost of revenue:
Transaction based cost	1,558,562	—		1,558,562
Starbucks Transaction-based costs	—	—		—
Subscription and services-based costs	169,884	(112,161	)(a)	57,723
Hardware costs	94,114	—		94,114
Bitcoin costs	164,827	—		164,827
Amortization of acquired technology	7,090	—		7,090

Total cost of revenue	1,994,477	(112,161)		1,882,316

Gross profit	1,303,700	(36,101)		1,267,599
Operating expenses:
Product development	497,479	(13,663	)(a)	483,816
Sales and marketing	411,151	(16,009	)(a)	395,142
General and administrative	339,245	(26,837	)(a)	312,408
Transaction, loan advances losses	88,077	—		88,077

Amortization of acquired customer assets	4,362	—		4,362

Total operating expenses	1,340,314	(56,509)		1,283,805

Operating loss	(36,614)	20,408		(16,206)
Interest expense, net	(17,982)	—		(17,982)
Other income, net	18,469	—		18,469

Loss before income tax	(36,127)	20,408		(15,719)
Provision for income taxes	(2,326)	68	(c)	(2,258)

Net loss	$(38,453)	$20,476		$(17,977)

Net loss per share:
Basic	$(0.09)			$(0.04)
Diluted	$(0.09)			$(0.04)
Weighted-average shares used to compute net loss per share:
Basic	405,731			405,731
Diluted	405,731			405,731

Net loss:	(38,453)	20,476		(17,977)

Net foreign currency translation adjustments	(4,496)	—		(4,496)
Net unrealized gain on revaluation of intercompany loans	303	—		303

Net unrealized loss on marketable securities	(542)	—		(542)

Total Comprehensive Income	(43,188)	20,476		(22,712)

See the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

SQUARE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands, except share and per share amounts)

	As of June 30, 2019
	Square Historical	Transaction Adjustments		Pro Forma Square
ASSETS
Current assets:
Cash and cash equivalents	$617,282	$310,000	(d)	$927,282
Short-term investments	572,206	—		572,206
Restricted cash	31,148	—		31,148
Settlements receivable	1,506,194	—		1,506,194
Customer refunds	484,945	—		484,945
Loans held for sale	136,511	—		136,511
Other current assets	180,360	—		180,360

Total current assets	3,528,646	310,000		3,838,646
Property and equipment net	130,747	(877	)(a)	129,870
Goodwill	270,161	(4,167	)(a)	265,994
Acquired intangible assets, net	84,216	(7,715	)(a)	76,501
Long-term investments	460,827	100,000	(d)	560,827
Restricted cash	14,433	—		14,433
Other non-current assets	57,167	—		57,167
Operating lease right-of use asset	107,809	(429	)(a)	107,380

Total assets	$4,654,006	$396,812		$5,050,818

LIABILITIES AND EQUITY
Current liabilities:
Customers payable	1,802,128	—		1,802,128
Settlements payable	290,652	—		290,652
Accrued transaction losses	39,630	—		39,630
Accrued expenses	106,351	25,179	(e)	131,530
Operating leases current	24,955	(259	)(a)	24,696
Other current liabilities	111,878	—		111,878

Total current liabilities	2,375,594	24,920		2,400,514
Long-term debt	919,026	—		919,026
Other non-current liabilities	67,649	—		67,649
Operating leases non-current	107,265	(193	)(a)	107,072

Total liabilities	3,469,534	24,727		3,494,261

Stockholders’ equity:				—

Preferred stock, $0.0000001 par value: 100,000,000 shares authorized at June 30, 2019 and December 31, 2018. None issued and outstanding at June 30, 2019 and December 31, 2018	—	—		—

Class A common stock, $0.0000001 par value: 1,000,000,000 shares authorized at June 30, 2019 and December 31, 2018; 341,709,651 and 323,546,864 issued and outstanding at June 30, 2019 and December 31, 2018, respectively	—	—		—

Class B common stock, $0.0000001 par value: 500,000,000 shares authorized at June 30, 2019 and December 31, 2018; 84,508,342 and 93,501,142 issued and outstanding at June 30, 2019 and December 31, 2018, respectively	—	—		—
Additional paid-in capital	2,116,063	520	(f)	2,116,583

Accumulated other comprehensive loss	(926)	—		(926)
Accumulated deficit	(930,665)	371,565	(g)	(559,100)

Total stockholders’ equity	$1,184,472	$372,085		$1,556,557

	—	—		—

See the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

SQUARE, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For purposes of presenting the Pro Forma Square column on a continuing operations basis, the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2019 and for the year ended December 31, 2018, and the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2019 include the following pro forma adjustments:

(a)	Represents the operations, assets, liabilities and equity of the Caviar business (excluding corporate overhead expenses not specifically related to Caviar).

Unaudited Pro Forma Condensed Consolidated Statements of Operations

(b)

Represents the removal of all nonrecurring transaction costs which were incurred and are included in Square’s historical results of operations for the six months ended June 30, 2019. These costs were primarily related to legal fees, third-party consulting and contractor fees, and other incremental costs directly related to Transaction activities that are not expected to have a continuing impact on Square’s results of operations following the Transaction. There were no nonrecurring costs related to the Transaction included in Square’s historical results for the year ended December 31, 2018.

(c)	Represents the adjustments related to the tax impact of the Transaction adjustments, as well as the adjustments needed to reflect Pro Forma Square Net earnings.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(d)	Represents consideration Square received upon completion of the Transaction.
(e)	The amount reflected in Accrued expenses of $25.2 million reflects the estimated costs and other contractual obligations associated with the Transaction.
(f)	The amount reflected in Additional paid-in capital of $0.5 million reflects the estimated impact of share-based compensation costs to complete the Transaction.
(g)

The estimated gain on the Transaction of $371.6 million is reflected in the Accumulated deficit amount of $559.1 million. The estimated net gain on disposition has not been reflected in the Unaudited Pro Forma Condensed Consolidated Statements of Operations.

The actual net gain on the Transaction will be recorded during the fourth quarter of 2019.